Supplement to the John Hancock Retirement Funds Prospectus dated October 1, 2004

John Hancock Classic Value Fund
For Classic Value Fund, the "Your Expenses" section on page seven has been deleted and replaced with the following:

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YOUR EXPENSES
[graphic omitted] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.
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Annual operating expenses
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Management fee                                                         0.85%
Distribution and service (12b-1) fees                                  0.50%
Service plan fee                                                       0.25%
Other expenses                                                         0.31%
Total fund operating expenses                                          1.91%
Contractual expense reimbursement (at least until 2-28-06)             0.17%
Net annual operating expenses                                          1.74%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through February 28, 2006) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.
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Expenses                            Year 1     Year 3     Year 5    Year 10
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Class R                             $177       $577       $1,010    $2,214

November 9, 2004
MFRPS 11/04